UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2008

INCA DESIGNS, INC.

(Exact name of registrant as specified in its Charter)

Nevada	0-26257	31-1190725
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

976 Lexington Avenue, New York, NY	10021
(Address of principal executive offices)	(Zip Code)

(212) 327-3007

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02	Departure of Principal Officers; Election of Directors; Appointment of Principal Officer.

(b)(c) On September 5, 2008, Stephanie Hirsch, President and Secretary of Inca Designs, Inc. (the “Company”), resigned those positions. Ms. Hirsch also gave notice to the Company that it is in breach of her employment agreement for failure to pay her base salary. On September 9, 2008, Ms. Hirsch gave notice to the Company that she was also resigning as a director of the Company.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Notice of Resignation as President and Secretary dated September 5, 2008
99.2	Notice of Resignation as Director dated September 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INCA DESIGNS, INC. (Registrant)

Date:	September 9, 2008	By:	/s/ Stacy Josloff
Stacy Josloff Chief Executive Officer

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